Exhiibt 24

POWER OF ATTORNEY

     Each of the undersigned officers and directors of FindWhat.com, Inc. (the “Company”) hereby appoints Craig A. Pisaris-Henderson and Phillip R. Thune as his true and lawful attorney-in-fact, or either of them, with power to act without the others, in his name and on his behalf, and in any and all capacities stated below, to sign and cause to be filed with the Securities and Exchange Commission (the “Commission”):

     (1) the Company’s Post Effective Amendment No. 1 to the Registration Statement on Form S-8 (“Registration Statement No. 333-46008”), pursuant to Rule 414 of the Securities Act of 1933, as amended (the “Securities Act”), for the purpose of adopting the predecessor corporation’s registration statement on Form S-8 filed with the Commission on September 18, 2000 (Registration No. 333-46008), registering under the Securities Act 1,975,000 authorized and unissued shares of common stock, $.001 par value, of the Company to be sold and distributed by the Company pursuant to the Company’s 1999 Stock Incentive Plan (the “Plan”) and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and any and all amendments, including post effective amendments, to Registration Statement No. 333-46008;

     (2) the Company’s Post Effective Amendment No. 1 to the Registration Statement on Form S-8 (“Registration Statement No. 333-66434”), pursuant to Rule 414 of the Securities Act, for the purpose of adopting the predecessor corporation’s registration statement on Form S-8 filed with the Commission on August 1, 2001 (Registration No. 333-66434), registering under the Securities Act 2,225,000 authorized and unissued shares of common stock, $.001 par value, of the Company to be sold and distributed by the Company pursuant to the Plan and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and any and all amendments, including post effective amendments, to Registration Statement No. 333-66434;

     (3) the Company’s Post Effective Amendment No. 1 to the Registration Statement on Form S-8 (“Registration Statement No. 333-113692”), pursuant to Rule 414 of the Securities Act, for the purpose of adopting the predecessor corporation’s registration statement on Form S-8 filed with the Commission on March 17, 2004 (Registration No. 333-113692), registering under the Securities Act 2,000,000 authorized and unissued shares of common stock, $.001 par value, of the Company to be sold and distributed by the Company pursuant to the Plan and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and any and all amendments, including post effective amendments, to Registration Statement No. 333-113692;

     (4) the Company’s Post Effective Amendment No. 2 on Form S-3 to the Registration Statement on Form SB-2 (“Registration Statement No. 333-47240”), pursuant to Rule 414 of the Securities Act, for the purpose of adopting the predecessor corporation’s registration statement on Form SB-2 filed with the Commission on May 3, 2001 (Registration No. 333-47240), registering under the Securities Act 2,382,648 authorized and issued shares of common stock, $.001 par value, of the Company and such other number of shares as may be issued under the anti-dilution provisions of certain registration rights agreements entered into with certain of the Selling Stockholders (as that term is defined in Registration Statement No. 333-47240), and any and all amendments, including post effective amendments, to Registration Statement No. 333-47240;

     (5) the Company’s Post Effective Amendment No. 1 to the Registration Statement on Form S-3 (“Registration Statement No. 333-76144”), pursuant to Rule 414 of the Securities Act, for the purpose of adopting the predecessor corporation’s registration statement on Form S-3 filed with the Commission on December 31, 2001 (Registration No. 333-76144), registering under the Securities Act 4,228,012 authorized and issued shares of common stock, $.001 par value, of the Company and such other number of shares as may be issued under the anti-dilution provisions of certain registration rights agreements entered into with certain of the Selling Stockholders (as that term is defined in Registration Statement No. 333-76144), and any and all amendments, including post effective amendments, to Registration Statement No. 333-76144;

     (6) the Company’s Post Effective Amendment No. 1 to the Registration Statement on Form S-3 (“Registration Statement No. 333-102436”), pursuant to Rule 414 of the Securities Act, for the purpose of adopting the predecessor corporation’s registration statement on Form S-3 filed with the Commission on January 9, 2003 (Registration No. 333-102436), registering under the Securities Act 1,812,500 authorized and issued shares of common stock, $.001 par value, of the Company and such other number of shares as may be issued under the anti-dilution provisions of certain registration rights agreements entered into with certain of the Selling Stockholders (as that term is defined in Registration Statement No. 333-102436), and any and all amendments, including post effective amendments, to Registration Statement No. 333-102436;

     (7) the Company’s Post Effective Amendment No. 1 to the Registration Statement on Form S-3 (“Registration Statement No. 333-110067”), pursuant to Rule 414 of the Securities Act, for the purpose of adopting the predecessor corporation’s registration statement on Form S-3 filed with the Commission on October 29, 2003 (Registration No. 333-110067), registering under the Securities Act 1,000,000 authorized and issued shares of common stock, $.001 par value, of the Company and such other number of shares as may be issued under the anti-dilution provisions of certain registration rights agreements entered into with certain of the Selling Stockholders (as that term is defined in Registration Statement No. 333-110067), and any and all amendments, including post effective amendments, to Registration Statement No. 333-110067;

     (8) the Company’s Post Effective Amendment No. 1 to the Registration Statement on Form S-3 (“Registration Statement No. 333-115245”), pursuant to Rule 414 of the Securities Act, for the purpose of adopting the predecessor corporation’s registration statement on Form S-3 filed with the Commission on May 6, 2004 (Registration No. 333-115245), registering under the Securities Act 6,000,000 authorized and unissued shares of common stock, $.001 par value, of the Company, and any and all amendments, including post effective amendments, to Registration Statement No. 333-115245;

     (9) the Company’s Post Effective Amendment No. 1 to the Registration Statement on Form S-3 (“Registration Statement No. 333-115247”), pursuant to Rule 414 of the Securities Act, for the purpose of adopting the predecessor corporation’s registration statement on Form S-3 filed with the Commission on May 6, 2004 (Registration No. 333-115247), registering under the Securities Act 837,510 authorized and issued shares of common stock, $.001 par value, of the Company and such other number of shares as may be issued under the anti-dilution provisions of certain registration rights agreements entered into with certain of the Selling Stockholders (as that term is defined in Registration Statement No. 333-115247), and any and all amendments, including post effective amendments, to Registration Statement No. 333-115247; and,

     (10) the Company’s Post Effective Amendment No. 1 to the Registration Statement on Form S-8 (“Registration Statement No. 333-117003”), pursuant to Rule 414 of the Securities Act, for the purpose of adopting the predecessor corporation’s registration statement on Form S-8 filed with the Commission on June 30, 2004 (Registration No. 333-117003), registering under the Securities Act 3,000,000 authorized and unissued shares of common stock, $.001 par value, of the Company to be sold and distributed by the Company pursuant to the Company’s 2004 Stock Incentive Plan and EMI Replacement Option Plan (the “2004 Plan” and “EMI Plan,” respectively) and such other number of shares as may be issued under the anti-dilution provisions of the 2004 Plan and EMI Plan, and any and all amendments, including post effective amendments, to Registration Statement No. 333-117003.

     Furthermore, the undersigned officers and directors of the Company hereby grant to such attorneys-in-fact, and to each of them, full power and authority to do and perform in the name and on behalf of each of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in connection with the filing of the above referenced post-effective amendments as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have signed these presents this 3rd day of September, 2004.

Signature	Title

/s/ Craig A. Pisaris Henderson	Chairman, Chief Executive Officer,
Secretary and Director (Principal Executive Officer)
Craig A. Pisaris-Henderson

/s/ Phillip R. Thune	President, Chief Operating Officer,
Treasurer and Director
Phillip R. Thune

/s/ Brenda Agius	Chief Financial Officer
(Principal Financial Officer and Principal
Brenda Agius	Accounting Officer)

/s/ Frederick E. Guest II	Director

Frederick E. Guest II

/s/ Lee Simonson	Director

Lee Simonson

/s/ Jerry Della Femina	Director

Jerry Della Femina

/s/ Daniel B. Brewster, Jr.	Director

Daniel B. Brewster, Jr.

/s/ Charles P. Rothstein	Director

Charles P. Rothstein